Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest U.S. Equity Buffer ETF - March

FT Cboe Vest U.S. Equity Deep Buffer ETF - March

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated MARCH 21, 2022

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On March 18, 2022, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of March 21, 2022. The new Target Outcome Period will end on March 17, 2023. The cap for each Fund for the Target Outcome Period beginning on March 21, 2022 is set forth below.

FT Cboe Vest U.S. Equity Buffer ETF - March (FMAR)	14.78% (before fees, expenses and taxes) 13.93% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Cboe Vest U.S. Equity Deep Buffer ETF - March (DMAR)	10.02% (before fees, expenses and taxes) 9.17% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference